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                          SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                    June 15, 1998


                               INTERWEST BANCORP, INC.
                (Exact name of registrant as specified in its charter)


                                      WASHINGTON
                    (State or other jurisdiction of incorporation)


                    0-26632                               91-1691216
             (Commission File Number)           IRS Employer Identification No.


                                275 S.E. Pioneer Way
                                Oak Harbor, WA 98227
                    (Address of principal executive offices) (zip code)


         Registrant's telephone number, including area code: (360) 679-4181


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Effective June 15, 1998, InterWest Bancorp, Inc., Oak Harbor, Washington ("InterWest") completed its pending acquisition of Pacific Northwest Bank, Seattle, Washington ("Pacific"). The Acquisition was accomplished pursuant to an Amended and Restated Agreement and Plan of Merger dated as of January 15, 1998 (the "Pacific Agreement").

     In addition, effective June 16, 1998, InterWest completed its pending merger with Pioneer Bancorp, Inc. ("Pioneer"), resulting in its wholly owned subsidiary, Pioneer National Bank, Yakima, Washington, becoming a wholly owned subsidiary of InterWest. The Merger was accomplished pursuant to an Agreement and Plan of Merger dated as of February 4, 1998 (the "Pioneer Agreement"). The Pacific Agreement and the Pioneer Agreement were included as Appendix A and Appendix B, respectively, to the Joint Proxy Statement/Prospectus dated April 27, 1998, previously filed by InterWest as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION, AND EXHIBITS

     (a) Financial Statements -- The requisite historical financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

     (b) Pro forma Financial Information -- The requisite pro forma financial information will be filed as soon as available, but no later than 60 days after this Report was required to be filed.

     (c)  EXHIBITS.

          (99.1) Press Release dated June 15, 1998 issued by InterWest to announce the completion of the Acquisition of Pacific.

          (99.1) Press Release dated June 16, 1998 issued by InterWest to announce the completion of the Merger with Pioneer.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 15, 1998


                                       INTERWEST BANCORP, INC.


                                       By  /s/ Stephen M. Walden
                                           -------------------------------------
                                           Stephen M. Walden
                                           President and Chief Executive Officer

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